UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2015

BOSTON PROPERTIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-13087	04-2473675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, Suite 1900, Boston, Massachusetts 02199-8103

(Address of principal executive offices) (Zip Code)

(617) 236-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Boston Properties, Inc. (the “Company”) held its 2015 annual meeting of stockholders (the “2015 Annual Meeting”) on May 19, 2015. At the 2015 Annual Meeting, the stockholders of the Company were asked to (1) elect Carol B. Einiger, Dr. Jacob A. Frenkel, Joel I. Klein, Douglas T. Linde, Matthew J. Lustig, Alan J. Patricof, Ivan G. Seidenberg, Owen D. Thomas, Martin Turchin, David A. Twardock and Mortimer B. Zuckerman to the Company’s Board of Directors, (2) cast an advisory vote on named executive officer compensation, as disclosed in the Company’s proxy statement pursuant to Item 402 of Regulation S-K, (3) ratify the Audit Committee’s appointment of PricewaterhouseCoopers LLP (“PWC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, (4) vote on a stockholder proposal concerning an independent board chairman, (5) vote on a stockholder proposal concerning the adoption of a “proxy access” by-law and (6) vote on a stockholder proposal concerning the adoption of a policy regarding accelerated vesting of equity awards to senior executives upon a change in control.

At the 2015 Annual Meeting, the stockholders elected all eleven director nominees, approved the advisory resolution on the compensation of the Company’s named executive officers and ratified the appointment of PWC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. None of the stockholder proposals received the affirmative vote of a majority of shares present in person or represented by proxy at the 2015 Annual Meeting and entitled to vote and, as a result, such stockholder proposals were not approved.

The following is a statement of the number of votes cast for or against each matter or director nominee. In addition, the following also sets forth the number of abstentions and broker non-votes with respect to each matter or director nominee, as applicable.

	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Carol B. Einiger	130,766,269	4,304,609	347,133	3,368,940
Dr. Jacob A. Frenkel	131,082,131	4,195,656	140,223	3,368,940
Joel I. Klein	131,439,959	3,838,460	139,591	3,368,940
Douglas T. Linde	133,206,179	2,072,340	139,492	3,368,940
Matthew J. Lustig	134,261,583	918,036	238,392	3,368,940
Alan J. Patricof	128,673,447	6,402,402	342,162	3,368,940
Ivan G. Seidenberg	134,286,934	991,902	139,174	3,368,940
Owen D. Thomas	133,575,351	1,705,175	137,485	3,368,940
Martin Turchin	132,888,622	2,389,825	139,564	3,368,940
David A. Twardock	130,939,562	4,338,562	139,887	3,368,940
Mortimer B. Zuckerman	132,476,536	2,801,387	140,088	3,368,940

	For	Against	Abstain	Broker Non-Votes
Non-binding, advisory vote on named executive officer compensation	116,444,229	18,786,434	187,348	3,368,940

	For	Against	Abstain	Broker Non-Votes
Ratification of appointment of PWC	136,396,102	2,250,187	140,662	N/A

	For	Against	Abstain	Broker Non-Votes
Stockholder proposal concerning independent board chair	38,820,935	96,422,402	174,673	3,368,940

	For	Against	Abstain	Broker Non-Votes
Stockholder proposal concerning the adoption of a “proxy access” by-law	62,562,102	72,667,023	188,885	3,368,940

	For	Against	Abstain	Broker Non-Votes
Stockholder proposal concerning the adoption of a policy regarding accelerated vesting	38,102,844	96,963,311	351,856	3,368,940

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOSTON PROPERTIES, INC.

Date: May 20, 2015	By:	/s/ Michael E. LaBelle
	Name:	Michael E. LaBelle
	Title:	Senior Vice President, Chief Financial Officer